Exhibit 10.21

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***].

ACSA Deed of
Amendment

Stanwell Corporation Limited ACN 078 848 674
(Stanwell)

Wesfarmers Curragh Pty Ltd ACN 009 326 565
(Wesfarmers)

Level 22 Waterfront Place 1 Eagle Street Brisbane Qld 4000 Australia DX 102 Brisbane T +61 7 3119 6000 F +61 7 3119 1000 minterellison.com ME_134483436_1

Details		3

Agreed terms		4

1.	Defined terms and interpretation	4

1.1	Defined terms	4

1.2	Interpretation	4

2.	Effective date	4

2.1	Effective date of amendments	4

2.2	Application of the definition of Reference Coal	4

3.	Amendments	4

3.1	Definition of Reference Coal	4

3.2	Clause 18.8 Reference Clauses	5

4.	Miscellaneous	5

4.1	Entire Agreement	5

4.2	Governing Law	5

4.3	Counterparts	5

Signing Page		6

ACSA Deed of Amendment
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Details

Date	21 November 2016

Parties

Name	Stanwell Corporation Limited
ABN	37 078 848 674
Short form name	Stanwell
Notice details	Level 13 AM60
42 Albert Street
GPO Box 800
Brisbane QLD 4001

Name	Wesfarmers Curragh Pty Ltd
ABN	90 009 362 565
Short form name	Wesfarmers
Notice details	Level 11, Wesfarmers House
40 The Esplanade, Perth Western Australia 6000

Background

A             Stanwell and Wesfarmers are party to the Amended Coal Supply Agreement dated 6 November 2009 (ACSA).

B             The parties have agreed to amend the ACSA on the terms and conditions set out in this deed to clarify the parties’ intentions as to the operation of certain of its provisions.

ACSA Deed of Amendment
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Agreed terms

1.            Defined terms and interpretation

1.1          Defined terms

Capitalised terms used but not defined in this deed have the meaning specified in clause 1.1 of the ACSA.

1.2          Interpretation

This deed is to be interpreted in accordance with the rules of interpretation set out in clause 1.2 of the ACSA as though that clause were set out in full in this deed, except that all references to ‘this Agreement’ in that clause are to be read as references to ‘this deed’.

2.            Effective date

2.1          Effective date of amendments

With effect on and from 1 January 2017, the ACSA is amended as set out in clause 3 of this deed.

2.2          Application of the definition of Reference Coal

To calculate the ‘Reference Coal Contract Price’ for any payment under clause 12.1 or clause 12.5 of the ACSA after 31 December 2016:

(a)          Wesfarmers must calculate the Reference Coal Contract Price for:

(i)            January 2017; and

(ii)           each subsequent Month that involves a calculation based on contract prices for coal sold and delivered prior to the date of this deed,

on the basis of those contracts that would have been relevant to the calculation had the definition of Reference Coal in clause 3.1 of this deed applied at the relevant time prior to the date of this deed; and

(b)                               the annual Rebate Coal reconciliation under Schedule (8) of the ACSA for 2017 and each later Year will be calculated on the basis of the definition of Reference Coal in clause 3.1.

3.            Amendments

3.1          Definition of Reference Coal

The definition of ‘Reference Coal’ in clause 12.5(a) of the ACSA is deleted in its entirety and replaced with the following definition:

“Reference Coal” means, subject to Clause 12.5(i), all coking coal from the Tenements that is contracted for sale, where the contract:

(a)           specifies that the coal to be supplied under the contract is to have an ash content of between [***]% and [***]% inclusive, and where the contract provides for an ash tolerance or range, this requirement will be satisfied where either the ash content specification itself, or the ash content specification together with all or any part of that tolerance or

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range, is between [***]% and [***]% inclusive (such that, for example, contracts with an ash content specification of [***]% + [***]% or of [***]% + [***]% will both be considered to have an ash content specification of between [***]% and [***]%), provided that any coal that is contracted for sale under a contract that provides for an ash tolerance or range that when added to the ash content specification exceeds [***]%, is to be excluded (such that, for example, a coal supplied under a contract with an ash content specification of [***]% + [***]% would not be included, but coal to be supplied under a contract with an ash content specification of [***]% + [***]% would be included); and

(b)           does not specify a crucible swell number (CSN) or free swelling index (FSI) of the coal to be supplied under the contract of [***] or higher (such that, for example, coal to be supplied under a contract with a CSN or FSI specification of [***] to [***] is not to be excluded, but coal to be supplied under a contract with a CSN or FSI specification of [***] to [***] is to be excluded).

3.2          Clause 18.8 Reference Clauses

A reference to ‘12.5(h),’ is inserted as a Reference Clause immediately before the reference to ‘12.5(j)’ in the first sentence of clause 18.8 of the ACSA.

4.            Miscellaneous

4.1          Entire Agreement

This deed shall constitute the entire agreement between the parties in relation to its subject matter; and no other representations, warranties, covenants, terms or conditions, whether express or implied and whether oral or in writing, in relation to the subject matter of this deed shall be of any force or effect unless contained in this deed.  This deed supersedes all prior negotiations, contracts, arrangements, understandings and agreements with respect to that subject matter, including any discussions between Wesfarmers and Stanwell and any Related Body Corporate or representative of either of them with respect to amending the ACSA.

4.2          Governing Law

The law of the State of Queensland, Australia, shall apply to and be the proper law of this deed.  Any action or proceedings taken or which may be taken under or in connection with this deed shall be taken, instituted or determined, as the case requires, in the Courts of Queensland.

4.3          Counterparts

This deed may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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Signing Page

EXECUTED as a deed.

Signed for Stanwell Corporation Limited ABN 37 078 848 674 by an authorised officer in the presence of

/s/ Michael Thomas O’Rourke
Signature of officer

/s/ Philip Ware	Michael Thomas O’Rourke
Signature of witness	Name of officer (print)

Philip Ware, General Counsel	Chief Financial Officer
Name of witness (print)	Office held

Signed for Wesfarmers Curragh Pty Ltd ABN 90 009 362 565 by an authorised officer in the presence of

/s/ Craig Patrick McCabe
Signature of officer

/s/ Michael William Dixon	Craig Patrick McCabe
Signature of witness	Name of officer (print)

Michael William Dixon, Director	Director
Name of witness (print)	Office held

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